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                                                                           EX-23

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
SRS Labs, Inc.

     We consent to the incorporation by reference in Registration Statements Nos. 333-18981, 333-18983, 333-18985, 333-18987, 333-18989, and 333-29153 on
Form S-8 of SRS Labs, Inc. of our report dated February 6, 1998 (March 4, 1998 as to Note 10), appearing in SRS Labs, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1997.

/s/  DELOITTE & TOUCHE LLP

Costa Mesa, California
March 30, 1998